SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest event Reported): September 21, 2004
                              (September 9, 2004)

                         CIRMAKER TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

      Nevada                   333-70156                     98-0228169
--------------------------------------------------------------------------------
(State or Other        (Commission File Number)           (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation
or Organization)

                                      No. 8
                                    Lane 377
                                Chung Cheng Road
                                   Feng Yeh Li
                                    Yang Mei
                               Taoyuan 326, Taiwan
                                Republic of China
              ----------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 +886-3-282-1006
              ----------------------------------------------------
               Registrant's Telephone Number, Including Area Code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 9, 2004, Shaanxi New Century Electronic Co., Ltd ("New Century"), a subsidiary of Cirmaker Technology Corporation ("Cirmaker"), entered into a Satellite Receiver Sales Agreement with Xian Huaxing Electronics Technology Co. Ltd. (the "Buyer"), pursuant to which the Buyer agreed to purchase from New Century all of the Buyer's requirements for satellite set top box receivers that convert digital television broadcast signals into analog formats. The basic unit price for satellite receivers sold under the agreement is RMB 230 (approx. US$27.79). This price, however, may be increased under the agreement if estimated volume levels are not met.

     On September 13, 2004, the Buyer made, and New Century accepted, a purchase order under the aforementioned agreement for 240,000 Satellite Receivers at a unit price of RMB 230 (approx. US$27.79) for an aggregate price of RMB 55,200,00 (approx. US$6,669,600).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

Exhibit 10.1 - Satellite Receiver Sales Agreement, dated September 9, 2004, between New Century and the Buyer.

Exhibit 10.2 - Purchase Order by the Buyer in favor of New Century, dated September 13, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 13, 2004

                                   CIRMAKER TECHNOLOGY CORPORATION




                                   By: /s/ Grace Chang
                                      -----------------------------------------
                                      GRACE CHANG, Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                   Exhibit Description

10.1 Satellite Receiver Sales Agreement, dated September 9, 2004, between New Century and the Buyer.

10.2           Purchase Order by the Buyer in favor of New Century, dated
               Septemer 13, 2004


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